Exhibit 23.2


                         Consent of Independent Auditors



Board of Directors
Pacific Aerospace & Electronics, Inc.


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4 registration statement.


/s/ KPMG PEAT MARWICK LLP



Seattle, Washington
November 25, 1998